Exhibit 99.1
Galaxy and Superstate Launch GLXY Tokenized Public Shares on Solana

First Ever Tokenization of SEC-Registered Public Equity on a Major Blockchain

New York, NY — September 3, 2025 — Galaxy Digital Inc. (Nasdaq/TSX: GLXY), a global leader in digital assets and data center infrastructure, today announced it has partnered with Superstate to allow stockholders to tokenize and hold GLXY shares onchain. This milestone marks the first time a public company has tokenized its SEC-registered equity directly on a major blockchain.

Effective immediately, stockholders can now tokenize their GLXY shares through Superstate’s Opening Bell platform.

While other tokenized stock offerings rely on wrapper or synthetic models — often done without issuer involvement — Superstate works directly with companies to enable tokenization of their SEC-registered shares. These are not derivatives or representations; they are Galaxy Digital Class A Common Stock, with all the rights that confers. As the SEC-registered transfer agent, Superstate records legal ownership onchain in real time as tokens are transferred.

“We’re proud to be working with Superstate to help lay the groundwork for an onchain capital market that bridges traditional equities with next-generation infrastructure,” said Mike Novogratz, Founder and CEO of Galaxy. “Our goal is a tokenized equity that brings the best of crypto – transparency, programmability, and composability – into the traditional world. And we’re taking part in building a model that can scale, not just for Galaxy, but for the market more broadly.”

Galaxy’s launch on Opening Bell represents a step-change in public equity infrastructure. The shares remain fully compliant and legally equivalent to traditional equity, but now benefit from the speed, transparency, and efficiency of blockchains. By tokenizing on Solana, Galaxy’s equity gains 24/7 market potential and near-instant settlement.

“This is the first instance of a Nasdaq-listed company being tokenized on a major public blockchain. When tokens change hands, the registered shareholder list of Galaxy updates in real-time. Financial markets are undergoing a massive upgrade with Superstate,” said Robert Leshner, CEO of Superstate.

Galaxy and Superstate are continuing to explore how tokenized public equities could trade via Automated Market Makers (AMM) in a regulatory-compliant manner -as part of the SEC’s broader Project Crypto innovation agenda. Subject to these regulatory considerations, Galaxy’s tokenized shares—and future listings on Opening Bell—could be made available on AMMs and other DeFi platforms, unlocking broader liquidity and utility for investors and issuers alike.

Galaxy’s tokenized shares will be available to approved KYC’d investors who can hold and transfer them within their own crypto wallets. When onchain transfers occur between verified participants the ownership records are updated by Superstate, acting as the official transfer agent.

Galaxy shares’ Contract Address on Solana is 2HehXG149TXuVptQhbiWAWDjbbuCsXSAtLTB5wc2aajK. Any tokens from other smart contract addresses that claim to be onchain shares of GLXY stock, or true issuances from Galaxy Digital, are fraudulent.

For more detailed information on this announcement, please refer to Galaxy’s White Paper on the tokenization process and related FAQs.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of Galaxy’s securities, nor shall there be any sale of Galaxy’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Galaxy
Galaxy (Nasdaq/TSX: GLXY) is a global leader in digital assets and data center infrastructure, delivering solutions that accelerate progress in finance and artificial intelligence. Our digital assets platform offers institutional access to trading, advisory, asset management, staking, self-custody, and tokenization technology. In addition, we invest in and operate cutting-edge data center infrastructure to power AI and high-performance computing, meeting the growing demand for scalable energy and compute solutions in the U.S. The company is headquartered in New York City, with offices across North America, Europe, the Middle East and Asia. Additional information about Galaxy's businesses and products is available on www.galaxy.com.

About Superstate
Superstate is a financial technology firm reshaping public capital markets. They connect financial assets with crypto capital markets to expand access, improve liquidity, and advance capital formation through onchain public listings and tokenized investment products. Their offerings include Opening Bell, a platform for compliant onchain equity listings; USTB, a tokenized fund backed by US Treasuries; and USCC, a tokenized fund optimized for crypto basis exposure. Learn more at superstate.com.

About Opening Bell
Opening Bell, launched by Superstate in May 2025, is a regulated onchain tokenization platform enabling companies to make SEC-registered public equity shares available on major blockchains. It allows compliant, programmable equity to participate in digital finance ecosystems.

Galaxy Investor Relations Contact	Galaxy Media Relations Contact
Jonathan Goldowsky	Michael Wursthorn
Investor.Relations@galaxy.com	media@galaxy.com

Superstate Media Relations Contact
Rachel Levitan Keidan
rachel@Superstate.com
310-729-0851

Disclaimer:
The TSX has not approved or disapproved of the information contained herein.

Caution About Forward-Looking Statements:
The information in this document may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities

Exchange Act of 1934, as amended and “forward-looking information” under Canadian securities laws (collectively, “forward-looking statements”). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and tokenized equities. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this document are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to, the risks contained in filings we make with the Securities and Exchange Commission (the “SEC”) from time to time, including in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 5, 2025, and available on Galaxy's profile at www.sec.gov. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. Factors that could cause actual outcomes to differ materially from those described in such forward-looking statements include, but are not limited to, challenges with respect to regulations and implementation of the initiatives described.

Except as required by law, we assume no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

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